EXHIBIT 10.2

CERTIFICATION
Pursuant to 18 United States Code § 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        The undersigned hereby certifies that to his knowledge the Annual Report on Form 20-F for the fiscal year ended December 31, 2002 of Portugal Telecom, SGPS, S.A. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ZEINAL ABEDIN MAHOMED BAVA
Name:	Zeinal Abedin Mahomed Bava
Title:	Executive Board Member and Chief Financial Officer
Date:	June 30, 2003